CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 97,057,810	$ 106,825,173
Ordinary shares, par value (in dollars per share)	$ 0.00001	$ 0.00001
Ordinary shares, shares authorized	73,000,000,000	73,000,000,000
Ordinary shares, shares issued	3,605,057,489	3,993,306,819
Ordinary shares, shares outstanding	3,605,057,489	3,993,306,819